Exhibit 99.1

Entera Appoints Global Research and Development Leader Dr. Juan Camilo Arjona Ferreira to Its Board of Directors

Dr. Arjona Ferreira currently serves as Head of Research and Development and Chief Medical Officer at Organon & Co. (NYSE: OGN)

He joins Entera with two decades of clinical development, regulatory execution, and women’s health leadership with roles at Myovant, Shionogi and Merck prior to Organon

TEL AVIV, Israel, October 27, 2026 -- Entera Bio Ltd. (NASDAQ: ENTX) (“Entera” or the “Company”), a leader in the development of oral peptides, today announced the appointment of clinical leader Juan Camilo Arjona Ferreira, M.D., to its Board of Directors, effective December 1, 2026. Dr. Arjona Ferreira will succeed Ms. Haya Taitel, who is stepping down from the Board.

“I am delighted to welcome Juan Camilo to Entera’s board. Juan Camilo is a distinguished clinical leader with a valuable track record in late-stage development and regulatory approvals. This, coupled with his particular focus on advancing treatments in women-centric conditions, resonates profoundly with our thesis for EB613 in late-stage development for osteoporosis and EB612 set to enter early clinical development in hypoparathyroidism. On behalf of the Board and our entire team, I would also like to extend my sincere gratitude to Haya Taitel for her commitment and contributions to Entera,” said Miranda Toledano, Chief Executive Officer of Entera.

“EB613 represents a paradigm-shifting oral bone-forming treatment that has the potential to significantly expand appropriate care and access for millions of patients with osteoporosis – the majority of which are women after menopause who are at risk,” said Dr. Arjona Ferreira. “In addition, Entera has established a unique oral peptide platform which in and of itself is likely to be valuable across multiple major disease areas. I am excited to join Miranda and her team at this pivotal stage and look forward to supporting Entera’s clinical strategy and regulatory execution.”

Dr. Arjona Ferreira is a seasoned physician and pharmaceutical executive and a longtime global advocate for women’s health, with more than 20 years of global clinical development experience. He currently serves as Head of Research & Development and Chief Medical Officer at Organon & Co. (NYSE: OGN), leading Organon's global research and development organization, which spans early- and late-stage development, global regulatory affairs, pharmacovigilance and safety science, and medical affairs across a diverse portfolio focused on women’s health. Prior to Organon, he served as Chief Medical Officer of Myovant Sciences Inc., leading global clinical development and medical affairs for innovative therapies in women’s health and oncology, including relugolix combination therapy. Previously, he was Senior Vice President of Clinical Development at Shionogi Inc., leading clinical strategy and late-stage program execution. Earlier, Dr. Arjona Ferreira spent over a decade at Merck & Co., Inc. (NYSE: MRK) with his last role as Executive Director of Clinical Research in Women’s Health, chairing the product development teams for all programs in contraception and women’s health. Before joining the industry, he practiced as an obstetrician and gynecologist in university hospitals and private practice. Dr. Arjona Ferreira earned his Medical Degree (M.D.) and completed specialist OB-GYN training at the Colegio Mayor del Rosario in Bogotá, Colombia.

About Entera

Entera is a clinical stage company focused on developing oral peptide and protein replacement therapies for significant unmet medical needs where an oral tablet form holds the potential to transform the standard of care. The Company leverages a disruptive and proprietary technology platform (N-Tab®) and its pipeline of first-in-class oral peptide programs. The Company’s most advanced product candidate, EB613 (oral PTH(1-34)), is being developed as the first oral, osteoanabolic (bone building) once-daily tablet for osteoporosis. A placebo-controlled, dose-ranging Phase 2 study of EB613 tablets (n = 161) met primary (PD/bone turnover biomarker) and secondary endpoints (BMD). Entera is also developing the first oral Long Acting PTH(1-34) tablet as a replacement therapy for patients with hypoparathyroidism (EB612), the first oral oxyntomodulin, a dual targeted GLP1/glucagon peptide tablet for the treatment of obesity and metabolic syndromes; and the first oral GLP-2 tablet as an injection-free alternative for patients suffering from rare malabsorption conditions such as short bowel syndrome in collaboration with OPKO Health, Inc. For more information on Entera, visit www.enterabio.com or follow us on LinkedIn, X (Twitter), and Facebook.

Cautionary Statement Regarding Forward Looking Statements

Various statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this press release regarding our prospects, plans, financial position, business strategy, clinical development activities, collaboration arrangements and expected financial and operational results are forward-looking statements. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. Important factors that could cause actual results to differ materially from those reflected in Entera’s forward-looking statements include, among others: changes in the interpretation of clinical data; results of our clinical trials; the FDA’s interpretation and review of our results from and analysis of our clinical trials; unexpected changes in our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates; the potential disruption and delay of manufacturing supply chains; loss of available workforce resources, either by Entera or its collaboration and laboratory partners; impacts to research and development or clinical activities that Entera may be contractually obligated to provide; overall regulatory timelines; the size and growth of the potential markets for our product candidates; the scope, progress and costs of developing Entera’s product candidates; Entera’s reliance on third parties to conduct its clinical trials; Entera’s ability to establish and maintain development and commercialization collaborations; Entera’s operation as a development stage company with limited operating history; Entera’s competitive position with respect to other products on the market or in development for the treatment of osteoporosis, hypoparathyroidism, short bowel syndrome, obesity, metabolic conditions and other disease categories it pursues; Entera’s ability to continue as a going concern absent access to sources of liquidity; Entera’s ability to obtain and maintain regulatory approval for any of its product candidates; Entera’s ability to comply with Nasdaq’s minimum listing standards and other matters related to compliance with the requirements of being a public company in the United States; Entera’s intellectual property position and its ability to protect its intellectual property; and other factors that are described in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Entera’s most recent Annual Report on Form 10-K filed with the SEC, as well as Entera’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. There can be no assurance that the actual results or developments anticipated by Entera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Entera. Therefore, no assurance can be given that the outcomes stated or implied in such forward-looking statements and estimates will be achieved. Entera cautions investors not to rely on the forward-looking statements Entera makes in this press release. The information in this press release is provided only as of the date of this press release, and Entera undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Company Contact:

IR@enterabio.com